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                                                                    Exhibit 21.1

                      THE HERTZ CORPORATION & SUBSIDIARIES


                                                                                                 STATE OR JURISDICTION OF
COMPANY                                                                                            INCORPORATION
-------                                                                                            -------------
THE HERTZ CORPORATION                                                                            Delaware
    Brae Holding Corp.                                                                           Delaware
    Executive Ventures, Ltd.                                                                     Delaware
       EVZ LLC                                                                                   Delaware
    Hertz Claim Management Corporation                                                           Delaware
        HCM Marketing Corporation                                                                Delaware
    Hertz Equipment Rental Corporation                                                           Delaware
    Hertz Fleet Funding LLC                                                                      Delaware
    Hertz Funding Corp.                                                                          Delaware
    Hertz General Interest LLC                                                                   Delaware
    Hertz Global Services Corporation                                                            Delaware
    Hertz Local Edition Corp.                                                                    Delaware
        Hertz Local Edition Transporting, Inc.                                                   Delaware
    Hertz System, Inc                                                                            Delaware
    Hertz Technologies, Inc.                                                                     Delaware
    Hertz Transporting, Inc.                                                                     Delaware
    Hertz Vehicles LLC                                                                           Delaware
    Hertz Vehicles Financing LLC                                                                 Delaware
    Hertz Vehicle Sales Corporation                                                              Delaware
    Navigation Solutions L.L.C.-Joint Venture Owned 65% by Hertz                                 Delaware
    Smartz Vehicle Rental Corporation                                                            Delaware
    HIRE (Bermuda) Limited                                                                       Bermuda
    Hertz Europe Service Centre Limited                                                          Ireland
    Hertz Finance Centre plc                                                                     Ireland
    Hertz International RE Limited                                                               Ireland
        Probus Insurance Company Europe Ltd.                                                     Ireland
    Apex Processing Limited                                                                      Ireland
    Hertz International, Ltd.                                                                    Delaware
        Hertz Equipment Rental International, Ltd.                                               Delaware
        Hertz Investments, Ltd.                                                                  Delaware
           Hertz International Car Rental Consulting (Shanghai) Co. Ltd.                         Shanghai, People's
                                                                                                 Republic of China
        Hertz Italy LLC                                                                          Delaware
           Hertz Holland B.V.                                                                    The Netherlands
                  Hertz Holdings South Europe S.r.l.                                             Italy
                  Hertz Claim Management S.r.l.                                                  Italy
                  Hertz Italiana S.p.A.                                                          Italy
                  Hertz AG                                                                       Switzerland
                      S.I. Fair-Play S.A.                                                        Switzerland
                      Zuri-Leu Garage AG                                                         Switzerland
        Hertz Holdings Netherlands B.V.                                                          The Netherlands

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                                                                    Exhibit 21.1


                                                                                                STATE OR JURISDICTION OF
COMPANY                                                                                            INCORPORATION
-------                                                                                            -------------
                  Hertz Canada Limited                                                           Ontario, Canada
                    Hertz Canada Finance Co., Ltd.                                               Ontario, Canada
                    Matthews Equipment Limited                                                   Ontario, Canada
                         Western Shut-Down (1995) Limited                                        Ontario, Canada
                  Hertz Belgium N.V.                                                             Belgium
                  Hertz Claim Management bvba                                                    Belgium
                  Hertz Luxembourg, S.A.                                                         Luxembourg
                  Hertz Claim Management B.V.                                                    The Netherlands
                  Stuurgroep Holland B.V.                                                        The Netherlands
                         Hertz Automobielen Nederland B.V.                                       The Netherlands
                             Van Wijk Beheer B.V.                                                The Netherlands
                                Van Wijk European Car Rental Service B.V.                        The Netherlands
        Hertz Investment (Holdings) Pty. Limited                                                 Victoria, Australia
           Hertz Australia Pty. Limited                                                          Victoria, Australia
               Hertz Asia Pacific Pty. Ltd.                                                      Victoria, Australia
               Hertz Car Sales Pty. Ltd.                                                         Victoria, Australia
               Hertz Superannuation Pty Limited                                                  Victoria, Australia
        Hertz Holdings U.K. Limited                                                              England and Wales
           Hertz Holdings II U.K. Limited                                                        England and Wales
               Hertz Claim Management Limited                                                    England and Wales
               Hertz (U.K.) Limited                                                              England and Wales
                  Daimler Hire Limited                                                           England and Wales
                  Hertz Car Sales Ltd.                                                           England and Wales
                  Hertz Europe Limited                                                           England and Wales
                  Hertz Rent A Car Limited                                                       England and Wales
        Equipole S.A.                                                                            France
           Car Rental Systems Do Brasil Locacao De Veiculos Ltda.                                Brazil
           Equipole Finance Services SAS                                                         France
           Hertz Claim Management SAS                                                            France
           Hertz France LLC                                                                      Delaware
           Hertz France SAS                                                                      France
                Hertz Equipement France, SAS                                                     France
                Hertz Monaco, S.A.                                                               Monaco
           Hertz Autovermietung GmbH                                                             Germany
           Hertz Claim Management GmbH                                                           Germany
        Hertz Do Brasil Ltda.                                                                    Brazil
        Hertz Hong Kong Limited                                                                  Hong Kong
        Dan Ryan Car Rentals Limited                                                             Ireland
        Hertz Asia Pacific (Japan), Ltd.                                                         Japan
        Hertz Latin America, S.A.de C.V.                                                         Mexico
        Hertz New Zealand Limited                                                                New Zealand
        Puerto Ricancars, Inc.                                                                   Puerto Rico
           Puerto Ricancars Transporting, Inc.                                                   Puerto Rico
        Hertz Asia Pacific Pte. Ltd.                                                             Singapore
        Hertz Claim Management SL                                                                Spain
        Hertz de Espana, S.A.                                                                    Spain
           Hertz Alquiler de Maquinaria S.A.                                                     Spain